                                                                    Exhibit 32.2

           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fortune Diversified Industries, Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Amy E. Gallo, as Chief Financial Officer (Principal Financial Officer), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                        /s/ Amy E. Gallo
                                        ----------------------------------------
                                        Amy E. Gallo
                                        Chief Financial Officer
                                        November 29, 2005